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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------



                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2000


                                 FORCENERGY INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                     0-26444                  65-0429338
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)


                              2730 S.W. 3RD AVENUE
                                    SUITE 800
                            MIAMI, FLORIDA 33129-2356
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (305) 856-8500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         The following information is being furnished with respect to the order confirming the First Amended Joint Plan of Reorganization dated October 26, 1999, as modified (the "Plan") of Forcenergy Inc ("Forcenergy") and Forcenergy Resources Inc. ("Resources" and together with Forcenergy, the "Debtors").

         (1) The order confirming the Plan was signed by the United States Bankruptcy Court for the Eastern District of Louisiana (the "Court") on January 19, 2000, and was entered into the Court's docket on January 19, 2000.

         (2) Pursuant to the terms of the Plan, the Debtors' business operations shall continue through the on-going development, exploitation, exploration, acquisition and production of oil and natural gas. The Plan designates 11 classes of Claims and Equity Interests according to their differing nature and priority as established under the United States Bankruptcy Code. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1. The following is a fair summarization of other material features of the Plan, the terms of which are incorporated by reference herein. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control.

         All existing shares of Forcenergy common stock (the "Old Common Stock"), options, warrants, and any other instruments evidencing ownership interest, or the right to acquire ownership interest, in Forcenergy will be extinguished and retired. Holders of Forcenergy Equity Interests will receive a pro rata share of (i) 960,000 shares of New Forcenergy Common Stock, (ii) the Four Year Warrants, and (iii) the Five Year Warrants, less in each case the number of shares of New Forcenergy Common Stock and the number of Warrants held in the Reserve in respect of Disputed Forcenergy Equity Interests. Forcenergy will retain its Equity Interest in Resources.

         The Plan provides that holders of Allowed General Unsecured Claims will receive 23,040,000 shares of New Forcenergy Common Stock on a pro rata basis.

         The Plan provides that Reorganized Forcenergy may establish a Reserve for Disputed Claims. Reorganized Forcenergy currently expects to establish the Reserve with shares of New Forcenergy Common Stock otherwise issuable to holders of Allowed General Unsecured Claims and will not include such shares in the distributions of shares of New Forcenergy Common Stock on the Initial Distribution Date.

         Unclassified Claims, consisting of (1) Allowed Administrative Expense Claims, (2) Allowed Professional Compensation and Reimbursement Claims and (3) Allowed Priority Tax Claims, will be paid in full, in cash on the later of the first business day on which the Plan becomes effective (the "Effective Date") and the date the Claim becomes an Allowed Claim, or within ten days thereafter.

         Other Priority Claims will be paid in full, in cash on the later of the Effective Date and the date the Claim becomes an Allowed Other Priority Claim, or within ten days thereafter.

         Secured Tax Claims will be paid in full, in cash on the later of the Effective Date and the date the Claim becomes an Allowed Secured Tax Claim, or within ten days thereafter, including any


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interest on the Claim required to be paid under Section 506(b) of the United
States Bankruptcy Code. Each holder of an Allowed Secured Tax Claim will retain a Lien (or replacement lien as may be contemplated under nonbankruptcy law) until full and final payment of the Claim, at which time the Lien will be deemed null and void and unenforceable for all purposes.

         The Secured Bank Group Claim will be satisfied by the issuance and delivery of the New Senior Credit Facility. The New Senior Credit Facility consists of: a $250,000,000 revolving credit facility (of which an estimated $210,000,000 will be advanced to Reorganized Forcenergy on the Effective Date) and a $70,000,000 term loan.

         Miscellaneous Secured Claims will be treated in two ways:

             (1) Senior Miscellaneous Secured Claims will be paid in full, in cash on the later of the Effective Date and the date the Claim becomes an Allowed Senior Miscellaneous Secured Claim, or within ten days thereafter, and

             (2) Junior Miscellaneous Secured Claims, at the sole option of the Reorganized Debtors, (a) will be paid in full, in cash on the later of the Effective Date and the date the Claim becomes an Allowed Junior Miscellaneous Secured Claim, or within ten days thereafter, (b) will be paid over 3-1/2 years in equal annual installments of principal in an aggregate amount of such Allowed Junior Miscellaneous Secured Claim with interest at a fixed rate of 8% per annum, or (c) will be satisfied in full by the abandonment of all Collateral securing such Allowed Junior Miscellaneous Secured Claim.

         The Debtors do not anticipate abandoning any Collateral that are Mineral Leases. Any Collateral abandoned to the holder of an Allowed Junior Miscellaneous Secured Claim will be subject to any valid Liens existing as of March 21, 1999. Any Collateral held by a holder of an Allowed Junior Miscellaneous Secured Claim will remain Collateral until the Claim is paid in full. The amount of any such Junior Miscellaneous Secured Claim will be determined according to the procedures set forth in Section 4B(b) of the Plan. Alternatively, holders of certain Junior Miscellaneous Secured Claims will have the option, subject to the approval of the Court, of having their Junior Miscellaneous Secured Claims deemed Allowed Claims in amounts set forth in Exhibit "1" of the Plan and receiving cash on the Effective Date in amounts ranging from 80% to 85% of the Claim.

         Allowed Interior Claims were satisfied pursuant to the terms of the MMS Order, which was previously entered by the Court. Allowed Governmental Mineral Lessor Claims will be satisfied on substantially the same basis, as more particularly described in Section 4.5(c) of the Plan.

         The rights of issuers of surety bonds on behalf of Forcenergy under contracts issued prior to and after the commencement of the bankruptcy proceedings will remain in full force and effect and unimpaired under the Plan.

         Convenience Claims will be paid in cash on the later of the Effective Date and the date the Claim becomes an Allowed Convenience Claim, or within ten
(10) days thereafter.



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         Each holder of an Allowed Intercompany Claim will receive one dollar on account of its Claim and such Intercompany Claim will be discharged and released.

         (3) The number of shares of Old Common Stock outstanding as of January 19, 2000, the date of the confirmation order, was 24,756,738, and an additional 58,308 shares of Old Common Stock were reserved for issuance to holders of stock of Convest and Edisto that have not yet been tendered for exchange. Upon consummation of the Plan, 24,000,000 shares of New Forcenergy Common Stock will be issued and outstanding, consisting of: 23,040,000 shares to the holders of Allowed General Unsecured Claims and 960,000 to the holders of Forcenergy Equity Interests. Reorganized Forcenergy currently expects that it will hold in the Reserve a portion of the shares of New Forcenergy Common Stock otherwise issuable to holders of Allowed General Unsecured Claims and will not include such shares in the distribution of shares of New Forcenergy Common Stock to holders of Allowed General Unsecured Claims on the Initial Distribution Date. Reorganized Forcenergy will also issue Rights and 40,000 shares of Subscription Preferred Stock and the Subscription Warrants in connection with the Rights Offering to holders of Allowed General Unsecured Claims. Reorganized Forcenergy has reserved 480,000 shares of New Forcenergy Common Stock for issuance upon the exercise of the Warrants, 480,000 shares of New Forcenergy Common Stock for issuance pursuant to the New Employee Stock Purchase Plan, 3,000,000 shares of New Forcenergy Common Stock for issuance under the New Stock Option Plan, including 1,328,127 shares in connection with the Employee Stock Options, and 1,800,000 shares of New Forcenergy Common Stock for issuance upon the exercise of the Subscription Warrants.

         (4) Information as to the assets and liabilities of Forcenergy as of November 30, 1999, the closest practicable date to the date the order confirming the Plan was entered, is set forth in Forcenergy's unaudited consolidated balance sheet included herein as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibit
          2.1     First Amended Joint Plan of Reorganization of
                  Forcenergy Inc and Forcenergy Resources Inc. dated October 26, 1999.

          2.2     Motion for Authority to File Debtors' Second Immaterial
                  Modification

          2.3 Debtors' Joint Plan Supplement dated November 8, 1999 (forms of reorganization documents)

          2.4 Motion to Substitute Revised Warrant Agreements to be Filed as Part of Debtor's Amended Plan Supplement dated December 10, 1999.

          2.5 Findings of Fact and Conclusions of Law and Order Confirming the Joint Plan of Reorganization of Forcenergy Inc and Forcenergy Resources Inc. dated January 19, 2000.

         99.1 Unaudited consolidated balance sheet of Forcenergy as of November 30, 1999.

         99.2     Press Release issued on January 19, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORCENERGY INC



                                     By: /s/ E. JOSEPH GRADY
                                        ----------------------------------------
                                       E. Joseph Grady, Vice President and Chief
                                       Financial Officer

Date: January 25, 2000




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                                 EXHIBIT INDEX


          EXHIBIT                  DESCRIPTION
          NUMBER


          2.1 First Amended Joint Plan of Reorganization of Forcenergy Inc and Forcenergy Resources Inc. dated October 26, 1999.

          2.2     Motion for Authority to File Debtors' Second Immaterial
                  Modification

          2.3 Debtors' Joint Plan Supplement dated November 8, 1999 (forms of reorganization documents)

          2.4     Motion to Substitute Revised Warrant Agreements to be Filed as
                  Part of Debtor's Amended Plan Supplement dated December 10,
                  1999.

          2.5 Findings of Fact and Conclusions of Law and Order Confirming the Joint Plan of Reorganization of Forcenergy Inc and
                  Forcenergy Resources Inc. dated January 19, 2000.

         99.1 Consolidated balance sheet of Forcenergy as of November 30, 1999.

         99.2     Press Release issued on January 19, 2000.